SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. [    ])

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

RelationServe Media, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction: $

(5)	Total fee paid: $

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed: June 20, 2006

RelationServe Media, Inc.

877 Executive Center Drive West
Suite 300
St. Petersburg, FL 33702
Telephone: (727) 576-6630
Fax: (727) 576-4864

June 20, 2006

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of RelationServe Media, Inc. (the ‘‘Company’’) on Monday, July 10, 2006 at 10:00 a.m. local time at the offices of SendTec Acquisition Corp. located at 877 Executive Center Drive West, Suite 300, St. Petersburg, Florida 33702. The accompanying formal Notice of Special Meeting of Stockholders and Proxy Statement contain the items of business expected to be considered and acted upon at the meeting.

We hope you will be able to attend this Special Meeting, but if you cannot, it is important that your shares be represented at the meeting. Thus, whether or not you plan to attend the Special Meeting, we urge you to sign and return the enclosed proxy card at your earliest convenience so that your shares will be represented at the meeting. If you so desire, you can withdraw your proxy and vote in person at the meeting.

We welcome the opportunity to share our thoughts about the Company with our stockholders at this meeting and look forward to your questions and comments.

Sincerely
/s/ Paul Soltoff
Paul Soltoff Chief Executive Officer

RelationServe Media, Inc.

877 Executive Center Drive West
Suite 300
St. Petersburg, FL 33702
Telephone: (727) 576-6630
Fax: (727) 576-4864

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS

To Be Held July 10, 2006

Notice is hereby given that a Special Meeting of Stockholders of RelationServe Media, Inc., a Delaware corporation (the ‘‘Company’’), will be held at 10:00 a.m. local time on Monday, July 10, 2006 at the offices of SendTec Acquisition Corp., 877 Executive Center Drive West, Suite 300, St. Petersburg, Florida 33702 to consider and act upon the following items of business:

1.	To authorize an amendment to our certificate of incorporation changing the Company’s name to SendTec, Inc.;

2.	To approve the adoption of the Company’s 2006 Incentive Stock Plan; and

3.	To transact such other business that may properly come before the Special Meeting or any adjournments thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

Only stockholders of record of the Company at the close of business on June 14, 2006 will be entitled to receive notice of and to vote at the Special Meeting or any adjourned session. A list of all stockholders of record as of the record date will be open for inspection at the meeting. A list of all stockholders of record as of the record date will be maintained at the Company’s principal executive offices during ordinary business hours for a period of 10 days prior to the Special Meeting and will be open for inspection at the Meeting.

The accompanying Proxy Statement is being mailed to the stockholders on or about June 20, 2006.

By Order of the Board
/s/ Donald Gould Donald Gould Secretary

St. Petersburg, Florida
June 20, 2006

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD PROMPTLY SO THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING AND TO ENSURE A QUORUM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES USING THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES. PROXIES CAN ALSO BE REVOKED BY SUBMITTING A NEW PROXY WITH A LATER DATE OR BY DELIVERING WRITTEN INSTRUCTIONS TO THE SECRETARY OF THE COMPANY.

When completing your proxy card, please sign your name as it appears printed. If signing as an attorney, executor, administrator, trustee or guardian, please give your full title. A proxy executed by a corporation must be signed by an authorized officer.

RelationServe Media, Inc.

877 Executive Center Drive West
Suite 300
St. Petersburg, FL 33702
Telephone: (727) 576-6630
Fax: (727) 576-4864

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 10, 2006
______________________

This Proxy Statement and accompanying form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of RelationServe Media, Inc., a Delaware corporation (the ‘‘Company’’, ‘‘we’’ or ‘‘our’’), for the Special Meeting of Stockholders of the Company (the ‘‘Special Meeting’’) to be held at the offices of SendTec Acquisition Corp., 877 Executive Center Drive West. Suite 300, St. Petersburg, Florida 33702 on Monday, July 10, 2006 at 10:00 a.m. local time or at any adjournments thereof.

At the Special Meeting, stockholders will be asked: (1) to authorize an amendment to our certificate of incorporation changing the Company’s name to SendTec, Inc. (the ‘‘Name Change’’); (2) to approve the adoption of the Company’s 2006 Incentive Stock Plan (the ‘‘Plan’’) and (3) to transact such other business that may properly come before the Special Meeting or any adjournments thereof.

General

The enclosed proxy is solicited by the Board of Directors the Company (the ‘‘Board’’) for the purposes set forth in the Notice of Special Meeting of Stockholders. The solicitation is being made by mail and we may also use our officers, employees and consultants to solicit proxies from stockholders either in person or by telephone, facsimile, e-mail or letter, without additional compensation. We will pay the cost for solicitation of proxies, including preparation, assembly and mailing this Proxy Statement and proxy. Such costs normally include charges from brokers and other custodians, nominees and fiduciaries for the distribution of proxy materials to the beneficial owners of our Common Stock. The approximate mailing date of this Proxy Statement and Notice of Special Meeting and form of proxy is June 20, 2006.

Pursuant to a vote of the Board, each stockholder of record at the close of business on June 14, 2006 (the ‘‘record date’’), is entitled to notice of and vote at the Special Meeting. As of the close of business on the record date, we had 42,755,082 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date entitles the holder thereof to one vote. Consistent with Delaware law and as provided under our By-laws, the holders of shares entitled to cast a majority of the votes entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter.

Required Vote

The affirmative vote of the holders of a majority of our outstanding Common Stock is required to approve the Name Change under Proposal 1 and to approve the Plan under Proposal 2.

Judges of Election

Votes cast by proxy or in person at the Special Meeting will be tabulated by persons appointed by our Board to act as Judges of Election for the meeting, as provided by our By-laws. The Judges of Election will count the total number of votes cast for approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The Judges of Election will count shares represented by proxies that reflect abstentions and ‘‘broker non-votes’’ (i.e., shares represented at the Special Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Proxies

Proxies returned to us or our transfer agent, American Stock Transfer & Trust Company (‘‘Transfer Agent’’), and properly executed will be voted in accordance with the stockholders’ instructions. You specify your choice by appropriately marking the enclosed proxy card. Brokers holding shares for the account of their clients may vote such shares in the manner directed by their clients.

Any proxy which is timely signed and returned with no other markings will be voted in accordance with the recommendation of our Board. The proxies also give our Board discretionary authority to vote the shares represented thereby on any matter which was not known as of the date of this Proxy Statement and is properly presented for action at the Special Meeting.

The execution of a proxy will in no way affect your right to attend the Special Meeting and vote in person. You have the right to revoke your proxy prior to the Special Meeting by giving notice to our Corporate Secretary, Donald Gould, at our executive offices. You may also complete and submit a new proxy prior to the Special Meeting or you may revoke a previously submitted proxy at the Special Meeting by giving notice to our Secretary at the Special Meeting.

For convenience in voting your shares on the enclosed proxy card, we have enclosed a postage-paid return envelope to our Transfer Agent, who will assist in tabulating the stockholder vote.

Our mailing address is 877 Executive Center Drive West, Suite 300, St. Petersburg, FL 33702. Our telephone number is (727) 576-6630, and facsimile number is (727) 576-4864.

PROPOSAL NO. 1

CHANGE OF OUR CORPORATE NAME

In connection with a reverse merger in June 2005, we acquired two existing businesses – RelationServe Access and Friendsand.com. On August 9, 2005, we entered into an asset purchase agreement, (as subsequently amended, the ‘‘Agreement’’) with theglobe.com, inc. for the purchase of the business and substantially all of the assets of SendTec, Inc. (‘‘SendTec’’). The purchase price for SendTec under the Agreement was $37,500,000, subject to adjustment, and the assumption of certain liabilities. On October 31, 2005 we assigned our rights under the Agreement to an affiliated company, SendTec Acquisition Corp. (‘‘STAC’’) and entered into certain agreements providing for financing of the transactions. As a result of requirements under the acquisition financing arrangements described herein, as of October 31, 2005 (the ‘‘Acquisition Date’’) the Company acquired a 23% equity interest in STAC. STAC operated independently and as a minority-owned affiliate of the Company from the Acquisition Date through February 3, 2006 (the ‘‘Consolidation Date’’). On the Consolidation Date, the Company acquired the remaining outstanding equity of STAC, and STAC became a wholly-owned subsidiary of the Company (the ‘‘Consolidation’’).

In addition, on the Consolidation Date Paul Soltoff who was Chairman of the Board and Chief Executive Officer of SendTec became our Chief Executive Officer and a Director; Eric Obeck who was President of SendTec became our President; and Donald Gould who was Chief Financial Officer of SendTec became our Chief Financial Officer. Since February 2006 our SendTec marketing business became our dominant operation but we also owned and operated RelationServe Access and Friendsand.com

Subsequently, on June 15, 2006, the Company sold substantially all of the business and assets of RelationServe Access to R.S.C.A. Inc., a Delaware corporation and wholly-owned subsidiary of Come

& Stay S.A., a publicly traded French company (the ‘‘RelationServe Divestiture’’). Under the terms of the RelationServe Divestiture the purchaser will continue to operate the business in the United States under the RelationServe Access name and we are required to take appropriate steps to change our name to a name other than RelationServe. As a result of the RelationServe Divestiture, our business no longer has any association with the name RelationServe. Shawn McNamara and each other person previously associated with the RelationServe business became employees of the purchaser in connection with RelationServe Divestiture. Accordingly our Board authorized that our name be changed to SendTec, Inc to reflect the RelationServe Divestiture and acknowledge the prominent business of the Company since the acquisition of SendTec. Our Board believes that the Name Change is in our best interest because it better reflects our current operations and business strategy.

The Name Change will be implemented by filing a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, a form of which is attached hereto as Annex A.

PROPOSAL NO. 2

APPROVAL OF THE 2006 INCENTIVE STOCK PLAN

The 2006 Incentive Stock Plan (the ‘‘Plan’’) was adopted by the Board on March 3, 2006. The reasons for adopting the Plan and the purpose of the Plan are as follows:

•	to provide an incentive to retain in the employ of and as directors, officers, consultants, advisors, and employees of our company, persons of training, experience, and ability;

•	to attract new directors, officers, consultants, advisors, and employees whose services are considered valuable;

•	to encourage the sense of proprietorship and to stimulate the active interest of such persons into our development and financial success.

Accordingly, our Board developed the Plan, which provides for grants of options and restricted stock. We intend that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code while certain other options granted pursuant to the plan shall be nonqualified stock options. The Board believes that the Plan will allow us better retain and recruit the best possible personnel.

A summary of the Plan is set forth below, and its full text is attached hereto as Annex B. The following discussion is qualified in its entirety by reference to Annex B.

Administration of the Plan

The Board shall appoint and maintain as administrator of the plan a Committee consisting of ‘‘Non-Employee Directors’’ (as such term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended) and ‘‘Outside Directors’’ (as such term is defined in Section 162(m) of the Internal Revenue Code), which shall serve at the pleasure of the Board. The Committee, subject to certain restrictive provisions of the Plan, shall have full power and authority to designate recipients of options and restricted stock agreements and to interpret provisions and supervise the administration of the plan. Until such time as the Board appoints the Committee, the Board shall administer the Plan.

The Board is authorized to amend, suspend, or terminate the Plan, except that no amendment shall be, which without the approval of our stockholders would: (a) increase the number of shares issuable under the Plan; (b) materially increase the benefits accruing to option holders under the Plan; (c) materially modify Plan eligibility requirements; (d) decrease the exercise price of an option to less than 100% of the underlying stock’s fair market value or (e) extend the term of any option beyond that provided in Section 5(b) of the Plan.

The Plan will expire on March 1, 2016.

Common Stock Subject to the Plan

The Plan provides that options and restricted stock may be granted with respect to 2,700,000 shares of our Common Stock. The maximum number of shares of common stock that can be subject to options granted under the Plan to any individual shall not exceed 1,000,000 shares. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company. Should any option or restricted stock expire ore be canceled prior to its exercise or vesting in full or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an option or restricted stock be reduced for any reasons, the shares of Common Stock subject to such option or restricted stock may be subject to future options or restricted stock, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Internal Revenue Code.

Participation

Any director, officer, employee, consultant, vendor, joint venture partners or advisors to the Company or any of its subsidiaries shall be eligible to receive options or restricted stock under the Plan. However, only employees of the Company or its subsidiaries can receive incentive stock options.

In selecting participants, and in determining the number of shares to be covered by each option or share of restricted stock granted to participants, the Committee may consider any factor it deems relevant, including without limitation, the office or position held by the participant, the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of our business, the participant’s length or service, promotions and potential.

Option Price

The purchase price of each share of our Common Stock purchasable under an incentive option or a nonqualified option shall be determined by the Committee at the time that the option is granted, but shall be no less than 100% of the Fair Market Value (as defined in the plan) of the underlying common stock. If an incentive stock option is granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of common stock shall be at least 110% of the Fair Market Value pre share of Common Stock on the date of grant.

Option Term

The term of each option shall be fixed by the Committee, but no option shall be exercisable more than ten years after the date such option is granted. If an incentive stock option is granted to an employee, who at the time of the grant owns more than 10% of the total combined voting power of all classes of the Company’s Common Stock or of any subsidiary, no such incentive stock option shall be exercisable more than five years after the date of grant.

Exercisability

Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. In the absence of any option vesting periods designated by the Committee at the time of grant, options shall vest and become exercisable as to one-third of the total amount of shares subject to the option on each of the first, second and third anniversaries of the date of grant. In addition, the Plan provides that no options shall be exercisable until such time as any vesting limitation required by Section 16 of the Securities Exchange Act of 1934 and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

In the event of a Change of Control (as defined in the Plan), the Committee may accelerate the vesting and exercisability of outstanding options. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change of Control, each outstanding option shall terminate within a specified number of days after notice to the participant, and each such participant shall receive, with respect to each share of Common Stock subject to such option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to the Change in Control over the exercise price per share of such option; such amount shall be payable in cash or other property.

Options are not transferable and may be exercised solely by the participant during her or his lifetime of after her or his death by the person or persons entitled to such option under her or his will or laws of descent and distribution.

Registration of Stock

Notwithstanding any other provision in the Plan, no option may be exercised unless and until the shares of Common Stock to be issued upon exercise of the option have been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of the Company’s counsel exempt from such registration.

The Company is under no obligation to register under federal or state securities laws any shares of Common Stock to be issued upon the exercise of options in order to permit the exercise of an option, although the Company may in its sole discretion register such shares of Common Stock at such time as the Company shall determine. If the Company chooses to comply with any exemption from registration, the shares of Common Stock issued under the Plan, may at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the shares, and the Committee may also give appropriate stop transfer instructions with respect to such shares to the Company’s transfer agent.

Tax Treatment of Incentive Stock Options

In general, no taxable income for federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

If, however, the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price. Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided that such amount constitutes an ordinary and reasonable expense of ours.

Tax Treatment of Nonqualified Stock Options

No taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will generally include in taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares acquired pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder’s holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares in his income.

Withholding of Tax

The Company is permitted to deduct and withhold amounts required to satisfy our withholding tax liabilities with respect to our employees.

Restricted Stock Grants

Restricted stock may be granted under this Plan aside from, or in association with, any other award. A participant shall have no rights to an award of restricted stock unless and until the participant accepts the award, and if the Committee shall deem it desirable, makes payments to the Company of cash, or by check. After acceptance and the issuance of a stock certificate, the participant shall have all the rights of a stockholder with respect to the restricted stock.

The Company shall issue in the participant’s name a certificate for the shares of Common Stock associated with the award of restricted stock; however, unless otherwise provided, the certificate shall not be delivered to the participant until such shares are free of any restrictions specified by the Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied, and shares of restricted stock may not be transferred until all restrictions have lapsed. Upon a Change of Control, the Committee may accelerate the vesting of outstanding restricted stock, in its sole discretion.

Tax Treatment of Restricted Stock Grants

Except as discussed below, upon the grant of restricted stock, no income is realized by a participant, and the Company is not allowed a deduction at that time. When the restricted stock vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the participant realizes taxable ordinary income in an amount equal to the Fair Market Value at the time of vesting of the shares of Restricted Stock which have vested (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

If a participant makes a timely election under Section 83(b) of the Internal Revenue Code, the participant recognizes taxable ordinary income in an amount equal to the Fair Market Value at the time of grant of the restricted stock (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

Option and Restricted Stock Grants

Options to purchase shares of the Company’s Common Stock or restricted stock have not yet been granted pursuant to the Plan, although it is anticipated that options will be granted in the near future. The following table sets forth the number of options currently held by each of the Company’s current Executive Officers, all Executives as a group, Non-Executive Directors as a group and Non-Executive Officer Employees as a group.

OPTIONS HELD AS OF JUNE 1, 2006

Name and Position	Number of Options	Restricted Stock Award
1.Paul Soltoff	0	0
2.Donald Gould	0	0
3.Eric Obeck	0	0
4.Adam Wasserman	0	0
5.Shawn McNamara	100,000	10,000
6.Executive Group	100,000	10,000
7.Non-Executive Director Group	100,000	0
8.Non-Executive Employee Group	2,031,500	0

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DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers are as follows:

Name	Age	Year Became a Director	Principal Occupation for the Past Five Years and Current Public Directorships
Paul Soltoff	51	2005	CHIEF EXECUTIVE OFFICER AND DIRECTOR OF THE COMPANY SINCE FEBRUARY 2006. Chief Executive Officer of STAC since February 2006 and Chairman of the Board and Chief Executive Officer of SendTec since its inception in February 2000. Mr. Soltoff is a director of Health Benefits Direct Corporation (HBDT.OB), an online insurance marketplace that enables consumers to shop online for individual health and life insurance and obtain insurance company-sponsored quotes for such coverage.
Eric Obeck	41	—	PRESIDENT OF THE COMPANY SINCE FEBRUARY 2006. President of STAC since February 2006 and President of SendTec since July 2003. Chief Operating Officer of SendTec from August 2000 through June 2003.
Donald Gould	42	—	CHIEF FINANCIAL OFFICER OF THE COMPANY SINCE FEBRUARY 2006. Chief Financial Officer of STAC since February 2006 and of SendTec since 2000.
Michael Brauser	50	2005	CHAIRMAN OF THE BOARD OF THE COMPANY SINCE OCTOBER 2005. Founder, President and CEO of Marlin Capital Partners, a private investment company, since 2003. President and Chief Executive Officer of Naviant, Inc. (eDirect, Inc), an internet marketing company, from 1999 through 2002. Director and Founder of Seisint Inc. (eData.com, Inc), from 1999 through 2003.
Robert G. Beauregard	66	2006	DIRECTOR OF THE COMPANY SINCE MAY 2006. President and CEO of The Beauregard Group Inc., a Florida based marketing communications consulting company, since 1995. Vice-President of MediaBranes.com Inc., an online Buyer’s Guide and Reader Service, from March 2005 through August 2005. Mr. Beauregard is a director of the Cossette Communication Group and a founding director of HBA MatchMaker Media Inc., an addressable advertising technology licensing company.
Vincent Addonisio	51	2006	Director of the Company since May 2006. President and Chief Executive Officer of Regency Strategic Advisors, Inc. a strategic advisory and investment banking firm, since September 2002. Executive Vice President and Chief Administrative Officer and also a member of the Board of IMRglobal Corp. an IT services company from July 1998 through June 2002.

Name	Age	Year Became a Director	Principal Occupation for the Past Five Years and Current Public Directorships
Adam C. Wasserman	41	—	PRINCIPAL FINANCIAL OFFICER OF THE COMPANY SINCE AUGUST 2005. INTERIM CHIEF FINANCIAL OFFICER SINCE AUGUST 2005. Chief Executive Officer of CFO Oncall, Inc., a provider of consultant accounting services specializing in SEC financial reporting, outsourced chief financial officer services, audit preparation service, accounting, automated systems, and internal controls, since November 1999. Mr. Wasserman devotes approximately 20% of his time to the Company.

Each director holds office until the next annual meeting of stockholders or until his or her successor has been duly elected and qualified. Executive officers are elected annually and serve at the discretion of our Board.

The Company’s purchase of SendTec’s assets was financed by the issuance of Debentures to several holders including LB I Group Inc., which is an affiliated entity of Lehman Brothers Holdings Inc. and Lehman Brothers Inc. In conjunction with this issuance, on October 31, 2005, effective upon the Consolidation, the Company, Lehman Brothers Inc. and LB I Group Inc. entered into a letter agreement (the ‘‘Director Agreement’’), pursuant to which the parties agreed to certain matters relating to the composition of the Company’s Board and its independent registered public accounting firm.

There are no family relationships between any of our directors or executive officers.

Nominating Committee

The Board does not have a nominating committee, the customary functions of which are performed by the entire Board. The Board has determined that it is appropriate not to have a nominating committee because of the relatively small size of the Board, and because the entire Board effectively functions in the capacity of a nominating committee.

The Board considers recommendations for director nominees from a wide variety of sources, including business contacts, community leaders and members of management. The Board also considers shareholder recommendations for director nominees that are properly received in accordance with the Company's Bylaws and applicable rules and regulations of the SEC. The Board does not evaluate director candidates recommended by shareholders differently than director candidates recommended from other sources.

The Board believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that its directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Board evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance.

The Board initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to them. A member of the Board will contact for further review those candidates who they believes are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board.

Audit Committee

Our Board has determined that Michael Brauser is the financial expert serving on our Audit Committee and as of December 31, 2005 was independent as such term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Code of Ethics

We adopted a Code of Ethics that applies to our officers, directors and employees, including our chief executive officer and chief financial officer. A copy of such Code of Ethics is attached as Exhibit 14 to the Company’s Current Report on Form 8-K dated July 13, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

On December 30, 2005 the Company became subject to Section 16(a) of the Exchange Act, which requires executive officers and directors, and persons who beneficially own more than ten percent of the common stock of a company with a class of securities registered under the Exchange Act, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. To our knowledge based solely on a review of the copies of these reports furnished to us, we believe during the fiscal year ended December 31, 2005, that there was compliance with all Section 16(a) filing requirements applicable to the Company’s officers, directors and 10% stockholders, except The MHB Trust filed a late Form 3. The MHB Trust was established during 2005 by our Chairman of the Board Michael Brauser, as settler.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for the three most recently completed fiscal years concerning the compensation of (i) the Chief Executive Officer and (ii) all other executive officers who earned in excess of $100,000 in salary and bonus in the fiscal year ended December 31, 2005 (the ‘‘Named Executive Officers’’). Such information excludes for the periods stated all compensation and awards to STAC officers and directors inasmuch as the date of the consolidation was in February 2006.

			Long Term Compensation
	Annual Compensation		Restricted Stock Award(s) ($)	Securities Underlying Options (#)	All Other Compensation ($)(3)
Name and Principal Position	Year	Salary ($)
Shawn McNamara	2005	40,502	10,000	100,000	0
(Principal Executive Officer from	2004	0	0	0	0
November 16, 2005 through June 2006)	2003	0	0	0	0
Adam Wasserman	2005	40,610	0	0	0
(Principal Financial Officer from	2004	0	0	0	0
August 9, 2005 through present)	2003	0	0	0	0
Danielle Karp(1)(2)	2005	68,270	0	100,000	0
(President from June 13, 2005	2004	64,214	0	0	0
through February 3, 2006)	2003	0	0	0	0
Ohad Jehassi(2)	2005	82,958	80,000	100,000	0
(COO from July 13, 2005)	2004	0	0	0	0
	2003	0	0	0	0
Mandee Heller Adler(2)	2005	73,077	100,000	100,000	0
(CEO from June 21, 2005 through	2004	0	0	0	0
November 11, 2005)	2003	0	0	0	0
Scott Young(2)	2005	0	0	0	0
(President and CFO from inception	2004	0	0	0	0
through June 13, 2005)	2003	0	0	0	0

(1)	The Company was formed in May 2005. Amounts for periods prior to 2005 reflect compensation received from an entity that sold its assets to the Company.

(2)	Former officer and/or director of the Company.

(3)	As to Named Executive Officers, perquisites and other personal benefits, securities, or property received by each Named Executive Officer did not exceed the lesser of $50,000 or 10% of such Named Executive Officer’s annual salary and bonus.

Option Grants Table for Fiscal 2005

The following table contains information concerning the grant of stock options to our executive officers during the fiscal year. No stock appreciation rights were granted during the year.

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year(%)(1)	Exercise Or Base Price ($/Sh)	Expiration Date
Shawn McNamara	100,000	5.9	3.85	November 30, 2010
Adam Wasserman	0	0	0	None
Danielle Karp	100,000	5.9	3.85	June 21, 2015
Ohad Jehassi	100,000	5.9	3.85	June 21, 2015
Mandee Heller Adler	100,000	5.9	3.85	June 21, 2015
Scott Young	0	0	0	None

(1)	Based on number of options granted and not forfeited as of December 31, 2005. Does not include options granted to the Company’s non-employee Chairman of the Board.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information regarding the exercise of stock options during the last fiscal year by the named officers in the Summary Compensation Table above and the fiscal year-end value of unexercised options.

Name	Number of Securities Underlying Unexercised Options/SARs At FY-End (#) Exercisable/ Unexercisable	Value Of Unexercised In-The-Money Options/SARs At FY-End ($)(1) Exercisable/Unexercisable
Shawn McNamara	0/100,000	0/0
Adam Wasserman	0/0	0/0
Danielle Karp	0/100,000	0/0
Ohad Jehassi	0/100,000	0/0
Mandee Heller Adler	0/100,000	0/0
Scott Young	0/0	0/0

Equity Compensation Plan Information

2005 Incentive Stock Plan

An aggregate of 3,300,000 shares of Common Stock have been reserved for issuance under the 2005 Incentive Plan. The purpose of the 2005 Incentive Plan is to provide an incentive to retain in the employ and as directors, officers, consultants, advisors and employees of the Company, persons of training, experience, and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship, and to stimulate the active interest of such persons in our development and financial success. Under the 2005 Incentive Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Code, non-qualified stock options, and restricted stock. The 2005 Incentive Plan is administered by the Board or a compensation committee designated be the Board of at least two directors (the ‘‘Compensation Committee’’).

Options and restricted Common Stock granted under the 2005 Incentive Plan have a maximum term of ten years. Unless otherwise determined by the Board or Compensation Committee at the time of grant, options will be subject to a vesting period of three years. Upon a change in control, the vesting and exercisability of outstanding options and vesting of outstanding restricted common stock may accelerate. The 2005 Incentive Plan permits ‘‘cashless exercise’’ of outstanding options. As of June 1, 2006, options to purchase 2,831,500 shares of Common Stock (intended to qualify as incentive stock options) and 283,136 shares of restricted Common Stock have been granted under the 2005 Incentive Plan.

Directors’ Plan

The Directors Plan provides for the grant of non-qualified stock options to non-employee directors of the Company and its subsidiaries. 2,000,000 shares of common stock have been reserved for issuance under the Directors Plan, provided that awards to the Chairman of the Board are limited to 1,000,000 shares. The Directors Plan provides that each non-employee director who is newly-elected or appointed Chairman of the Board shall receive an option to purchase 1,000,000 shares of common stock exercisable on the six-month anniversary of the approval of the Directors Plan by the stockholders, each newly elected or appointed non-employee director (other than the Chairman) shall be granted an option to purchase 50,000 shares of common stock, exercisable as to 50% of such shares on the date which is one year from the date of grant and 50% on the date which is two years from the date of grant. The Directors Plan permits ‘‘cashless exercise’’ of outstanding options. In addition, each non-employee director shall be granted an option to purchase 50,000 shares of common stock on the second anniversary of such director’s initial election or appointment, exercisable as to 50% on the date which is one year from the date of grant and 50% on the date which is two years from the date of grant. All such options shall be exercisable at the fair market value on the date of grant. As of June 1, 2006, 1,000,000 options to purchase Common Stock were granted to the Company’s former Chairman of the Board and an additional 50,000 options have been granted to each of Messrs. Beauregard and Addonisio.

2006 Incentive Stock Plan

As of June 1, 2006, 200,000 shares of Common Stock have been issued under the 2006 Incentive Plan and options to purchase 200,000 shares of Common Stock were outstanding.

Employment Agreements

Paul Soltoff became Chief Executive Officer of STAC pursuant to an Employment Agreement dated October 31, 2005 and of the Company on February 3, 2006. The Agreement provides that Mr. Soltoff will serve as Chief Executive Officer for an initial five year term, which will be renewed for additional one year terms thereafter, unless written notice is provided by either party. The agreement provides for an annual base salary of no less than $400,000, as well as such incentive compensation and bonuses as the Board may determine and to which he may become entitled pursuant to an incentive compensation or bonus program.

Donald Gould became Chief Financial Officer of STAC pursuant to an Employment Agreement dated October 31, 2005 and of the Company on February 3, 2006. The Agreement provides that Mr. Gould will serve as Chief Financial Officer for an initial five year term, which will be renewed for additional one year terms thereafter, unless written notice is provided by either party. The agreement provides for an annual base salary of no less than $225,000, as well as such incentive compensation and bonuses as the Board may determine and to which he may become entitled to pursuant to an incentive compensation or bonus program.

Eric Obeck became President of STAC pursuant to an Employment Agreement dated October 31, 2005 and of the Company on February 3, 2006. The Agreement provides that Mr. Obeck will serve as President for an initial five year term, which will be renewed for additional one year terms thereafter, unless written notice is provided by either party. The agreement provides for an annual base salary of no less than $325,000, as well as such incentive compensation and bonuses as the Board may determine and to which he may become entitled to pursuant to an incentive compensation or bonus program.

Compensation of Directors

Each non-employee director who is newly elected or appointed Chairman of the Board is granted an option to purchase up to 1,000,000 shares of Common Stock. Each person (other than the Chairman) who is newly elected or appointed as a non-employee director is granted an option to purchase fifty thousand shares of Common Stock. Each person who remains a non-employee director for a period of two consecutive years following the date of initial election or appointment is granted an option to purchase fifty thousand shares of Common Stock.

In addition, the current Chairman of the Board received a $200,000 payment in connection with his services and a $100,000 expense reimbursement in connection with the closing of the SendTec transactions.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The information regarding beneficial ownership of our Common Stock has been presented in accordance with the rules of the SEC. Under these rules, a person or entity may be deemed to beneficially own any shares as to which such person or entity, directly or indirectly, has or shares voting power or investment power, or has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person, plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

Based solely upon information available to us, the following table sets forth certain information regarding beneficial ownership of our Common Stock as of June 1, 2006 by (i) each person or entity known by us to own beneficially more than 5% of our outstanding Common Stock, (ii) each of our directors and Named Executive Officers, and (iii) all directors and executive officers as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to such shares of Common Stock:

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage Beneficially Owned
Paul Soltoff	3,341,276	(2)	7.8%
Donald Gould	2,248,013	(3)	5.3%
Eric Obeck	2,788,487	(4)	6.5%
Michael Brauser	100,000	(5)	*
Robert G. Beauregard	0		0
Vincent Addonisio	0		0
LB I Group Inc.	3,034,795	(6)	7.1%
MHB Trust	5,392,500	(7)	11.8%
Leslie T. Altavilla Revocable Trust	3,200,000	(8)	7.5%
Palisades Master Fund, L.P.	2,358,843	(9)	5.5%
Shawn McNamara	43,334	(10)	*
Adam Wasserman	0		0
Danielle Karp	100,000	(11)	*
Ohad Jehassi	125,000	(12)	*
Mandee Heller Adler	200,000	(13)	*
Scott Young	0		0
All directors and executive officers as a group	8,521,110	(14)	19.9%

*	Represents less than 1%.

(1)	Unless otherwise indicated, the address of each stockholder listed above is c/o the executive offices of RelationServe.

(2)	Based on a Schedule 13D filed on March 1, 2006. Mr. Soltoff’s business address is c/o SendTec Acquisition Corp., 877 Executive Center Drive West, Suite 300, St. Petersburg, Florida 33702.

(3)	Based on a Schedule 13D filed on March 1, 2006. Mr. Gould’s business address is c/o SendTec Acquisition Corp., 877 Executive Center Drive West, Suite 300, St. Petersburg, Florida 33702.

(4)	Based on a Schedule 13D filed on March 1, 2006. Mr. Obeck’s business address is c/o SendTec Acquisition Corp., 877 Executive Center Drive West, Suite 300, St. Petersburg, Florida 33702.

(5)	Consists of presently exercisable warrants to purchase 100,000 shares of Common Stock held by DBGJ Revocable Trust, an entity in which the wife of Mr. Brauser is the trustee of a trust for the benefit of their children. Mr. Brauser disclaims beneficial ownership of the warrants and the shares of Common Stock underlying the warrants.

(6)	Based on a Schedule 13G filed on February 15, 2006, and other information, LB I Group Inc. beneficially owns 3,034,795 shares of Common Stock. Lehman Brothers Inc. is the parent company of LB I Group. Lehman Brothers Holdings Inc., a public reporting company, is the parent company of Lehman Brothers Inc. The address for LB I Group is c/o Lehman Brothers Inc., 399 Park Avenue, New York, New York 10022, Attn: Eric Salzman and Will Yelsits. Lehman Brothers Inc. is a registered broker-dealer.

(7)	Based on a Schedule 13D filed April 4, 2006 by MHB Trust and Southpac Trust International, Inc., includes immediately exercisable warrant to purchase 2,792,500 share of Common Stock. MHB Trust’s address is c/o Southpac Trust Limited, ANZ House, Main Road, Avara Raratongo, Cook Islands. Southpac Trust International, Inc. serves as trustee of the MHB Trust. Mr. Brauser disclaims beneficial ownership of any shares of Common Stock or Warrants owned by MHB Trust.

(8)	The business address for the trust is 14300 Clay Terrace Blvd., Ste. 269, Carmel, IN 46032.

(9)	Based on a 13G filed on February 7, 2006, and other information, Palisades Master Fund, L.P. beneficially owns 2,358,843 shares of Common Stock. PEF Advisors, Ltd. serves as the general partner and principal investment manager to Palisades Master Fund, L.P. The address of Palisades Master Fund, L.P. and PEF Advisors, Ltd. is Harbour House, 2nd Floor, Waterfront Drive, P.O. Box 972, Road Town, Tortola, British Virgin Islands.

(10)	Consists of an option to purchase 33,334 shares of Common Stock exercisable within 60 days and 10,000 shares of Restricted Common Stock granted under the 2005 Plan. Such restrictions lapse as to 1/3 of such shares on the six month, one year and two year anniversaries of the date of grant.

(11)	Consists of immediately exercisable option to purchase 100,000 shares of Common Stock.

(12)	Consists of an immediately exercisable option to purchase 25,000 shares of Common Stock and 80,000 shares of restricted Common Stock granted under the 2005 Plan.

(13)	Includes immediately exercisable option to purchase 100,000 shares of Common Stock granted under the 2005 Incentive Plan.

(14)	Does not include shares beneficially owned by Company’s former President, Danielle Karp, former Chief Operating Officer Ohad Jehassi, former Chief Executive Officers, Mandee Heller Adler or Scott Young. Includes options to purchase 33,334 shares of Common Stock exercisable within 60 days and presently exercisable warrants to purchase 100,000 shares of Common Stock.

OTHER MATTERS

It is not expected that any matters other than those in the Notice of Special Meeting, as described in this Proxy Statement, will be brought before the Special Meeting. If any other matters are presented, however, it is the intention of the persons named in the proxy to vote the proxies in accordance with the discretion of the persons named in such proxy.

COMMUNICATIONS WITH THE BOARD

Stockholders wishing to communicate with the Company’s Board as a whole or with certain directors, including committee chairpersons or the Chairman of the Board, individually, may do so by writing the Corporate Secretary at 877 Executive Center Drive West, Suite 300, St. Petersburg, Florida 33702. Each stockholder communication should include an indication of the submitting stockholder’s status as a stockholder of the Company and eligibility to submit such communication. Each such communication will be received for handling by the Corporate Secretary, who will maintain originals of each communication received and provide copies to (i) the Chairman and (ii) any other appropriate committee(s) or director(s) based on the expressed desire of the communicating stockholder and content of the subject communication. The Corporate Secretary also will coordinate with the Chairman to facilitate a response, if it is believed that a response is appropriate or necessary, to each communication received. The Board, or a committee the Board designates, will review all stockholder communications received on a periodic basis. The Board reserves the right to revise this policy in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve the purpose of the policy.

STOCKHOLDER PROPOSALS

All stockholder proposals intended to be submitted at the Company’s next annual meeting of stockholders must be received by the Secretary of the Company on or before the date to be specified in the Company’s Form 10-QSB, which date shall be a reasonable time before we begin to print and mail our proxy materials for such meeting, in order to be considered for inclusion in the Company’s proxy materials for such meeting.

The Company’s By-Laws provide that notice of a nomination by a stockholder with respect to the election of directors at our annual meeting must contain the information specified in the By-Laws and must be received by the Company’s Corporate Secretary not less than 60 days nor more than 90 days prior to the anniversary date of the preceding year’s annual meeting or in the event the date of the meeting is changed by more than 30 days from such anniversary date, notice by the stockholder must be received no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain certain ‘‘forward-looking’’ statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as ‘‘may,’’ ‘‘will,’’ ‘‘expect,’’ ‘‘believe,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘might,’’ or ‘‘continue’’ or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the Securities and Exchange Commission.

AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with this act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549. Our Securities and Exchange Commission filings are also available to the public from the Securities and Exchange Commission’s website at http://www.sec.gov.

ANNEX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

RELATIONSERVE MEDIA, INC.

Under Section 242 of the Delaware General Corporation Law
____________________

It is hereby certified that:

1.    The name of the corporation is RelationServe Media, Inc.

2.    The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by amending and restating Article FIRST thereof as follows:

FIRST: The name of this corporation is SendTec, Inc.

3.    The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware pursuant to a resolution adopted by the Corporation’s Board and by the affirmative vote of the holders of a majority of the capital stock of the Corporation at a meeting duly noticed and conducted in accordance with Section 222 of the General Corporation Law of the State of Delaware and the By-Laws of the Corporation.

IN WITNESS WHEREOF, said RelationServe Media, Inc. has caused this Certificate to be signed by Paul Soltoff, its Chief Executive Officer, and attested by Donald Gould, its Secretary this         day of July, 2006.

RELATIONSERVE MEDIA, INC.
By:
Name:	Paul Soltoff
Title:	Chief Executive Officer

ATTEST:
By:
Name:	Donald Gould
Title:	Secretary

A-1

ANNEX B

RELATIONSERVE MEDIA, INC.

2006 INCENTIVE STOCK PLAN

1.	Purpose of the Plan.

This 2006 Incentive Stock Plan (the ‘‘Plan’’) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to RelationServe Media, Inc., a Delaware corporation (the ‘‘Company’’), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the ‘‘Code’’), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the ‘‘Incentive Options’’) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the ‘‘Nonqualified Options’’). Incentive Options and Nonqualified Options are hereinafter referred to collectively as ‘‘Options.’’

The Company intends that the Plan meet the requirements of Rule 16b-3 (‘‘Rule 16b-3’’) promulgated under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The Board of the Company (the ‘‘Board’’) shall appoint and maintain as administrator of the Plan a Committee (the ‘‘Committee’’) consisting of two or more directors who are ‘‘Non-Employee Directors’’ (as such term is defined in Rule 16b-3) and ‘‘Outside Directors’’ (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (‘‘Restricted Stock’’) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.	Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the ‘‘Optionees’’) or Restricted Stock (the ‘‘Grantees’’ and together with Optionees, the ‘‘Participants’’) shall include directors, officers and employees of, and subject to their meeting the eligibility requirements of Rule 701 promulgated under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), consultants, vendors, joint venture partners, and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or share of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.	Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 2,700,000 shares of the Company’s Common Stock, par value $0.001 per share (the ‘‘Stock’’), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 1,000,000 shares and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.	Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)    Option Price.    The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted;

provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. ‘‘Fair Market Value’’ means the closing price on the final trading day immediately prior to the grant of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)    Option Term.    The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)    Exercisability.    Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total amount of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a ‘‘Change in Control’’ (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

(i)    a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)    the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the

Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)    the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)    a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). In addition, for such purposes, ‘‘Person’’ shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)    Method of Exercise.    Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)    Non-transferability of Options.     Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)    Termination by Death.    Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the

Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)    Termination by Reason of Disability.    Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

(h)    Termination by Reason of Retirement.    Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), ‘‘Normal Retirement’’ shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and ‘‘Early Retirement’’ shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i)    Other Termination.    Unless otherwise determined by the Committee and except as is provided below, if any Optionee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i)    In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for ‘‘cause’’ any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, ‘‘Cause’’ shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that ‘‘Cause’’ shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, of the Company, or upon the advice of counsel to the Company.

(ii)    In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for ‘‘Cause’’ or resigns as a director, officer or employee for ‘‘Good Reason’’ the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as to Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options are forfeited and no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i) Good Reason shall exist upon the occurrence of the following:

(i)	the assignment of Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(ii)	a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(iii)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

(j)    Limit on Value of Incentive Option.    The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.	Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)    Grantee rights.    A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b)    Issuance of Certificates.    The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)    Delivery of Certificates.    Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)    Forfeitability, Non-transferability of Restricted Stock.    Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)    Change of Control.    Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f)    Termination of Employment.    Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.	Term of Plan.

No Option or Restricted Stock shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options theretofore granted may extend beyond that date.

8.	Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.	Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act, or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10.	Taxes.

(a)    The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)    If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)    If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.	Effective Date of Plan.

The Plan shall be effective on March 2, 2006; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than March 2, 2007, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the Code are satisfied.

12.	Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a)    materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b)    materially increase the benefits accruing to the Participants under the Plan;

(c)    materially modify the requirements as to eligibility for participation in the Plan;

(d)    decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e)    extend the term of any Option beyond that provided for in Section 5(b).

The Committee may at any time or times amend the Plan or any outstanding award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the ‘‘Section 409A Rules’’) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.	Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.	General Provisions.

(a)    Certificates.    All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)    Employment Matters.    Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)    Limitation of Liability.    No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)    Registration of Stock.    Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15.	Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.	Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

RelationServe Media, Inc. March 2, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

RELATIONSERVE MEDIA, INC.

Proxy – Special Meeting of Stockholders
July 10, 2006

The undersigned hereby appoints Paul Soltoff and Donald Gould, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of RelationServe Media, Inc. (the ‘‘Company’’) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of SendTec Acquisition Corp., 877 Executive Center Drive West, Suite 300, St. Petersburg, Florida 33702 on July 10, 2006, at 10:00 a.m. local time, or at any adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated June 20, 2006.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN.

1.	To authorize an amendment to our certificate of incorporation changing the Company’s name to SendTec, Inc.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	To approve the adoption of the Company’s 2006 Incentive Stock Plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

NOTE:    Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a corporation gives a proxy, an authorized officer should sign it.

Signature:                                                         Date:

Signature:                                                         Date: